UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

March 11, 2021

Date of Report (Date of earliest event reported)

ANWORTH MORTGAGE ASSET CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Maryland

(State or Other Jurisdiction of Incorporation)

001-13709	52-2059785
(Commission File Number)	(IRS Employer Identification No.)

1299 Ocean Avenue, Second Floor, Santa Monica, California	90401
(Address of Principal Executive Offices)	(Zip Code)

(310) 255-4493

(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 Par Value	ANH	New York Stock Exchange
Series A Cumulative Preferred Stock, $0.01 Par Value	ANHPRA	New York Stock Exchange
Series B Cumulative Convertible Preferred Stock, $0.01 Par Value	ANHPRB	New York Stock Exchange
Series C Cumulative Redeemable Preferred Stock, $0.01 Par Value	ANHPRC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act or Rule 12b-2 of the Exchange Act.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

As previously disclosed, on December 6, 2020, Anworth Mortgage Asset Corporation (“Anworth”) entered into an Agreement and Plan of Merger with Ready Capital Corporation, a Maryland corporation (“Ready Capital”), and RC Merger Subsidiary, LLC, a Delaware limited liability company and a wholly owned subsidiary of Ready Capital (“Merger Sub”), pursuant to which, subject to the terms and conditions therein, Anworth will be merged with and into Merger Sub, with Merger Sub continuing as the surviving company (such transaction, the “Merger”). On February 9, 2021, Anworth and Ready Capital respectively filed a definitive joint proxy statement/prospectus (the “Proxy Statement”) with the U.S. Securities and Exchange Commission for the solicitation of proxies in connection with the respective special meetings of the stockholders of Anworth and the stockholders of Ready Capital, to be held on March 17, 2021, to vote upon matters in connection with the Merger.

Nine lawsuits have been filed by purported stockholders of Anworth, and one lawsuit has been filed by a purported stockholder of Ready Capital, with respect to the Merger. The first suit, styled as Shiva Stein v. Anworth Mortgage Asset Corporation, et al., 2:21-cv-00122 (the “Stein Lawsuit”), was filed by a purported stockholder of Anworth in the United States District Court for the Central District of California on January 7, 2021 and asserts claims against Anworth and its board of directors. The second suit, styled as Giuseppe Alescio v. Anworth Mortgage Asset Corporation, et al., No. 1:21-cv-00258 (the “Alescio Lawsuit”), was filed by a purported stockholder of Anworth in the United States District Court for the Southern District of New York on January 12, 2021 and asserts claims against Anworth, its board of directors, Ready Capital and the Merger Sub. The third suit, styled Joseph Sheridan v. Anworth Mortgage Asset Corporation, et al., No. 1:21-cv-00465 (the “Sheridan Lawsuit”), was filed by a purported stockholder of Anworth in the United States District Court for the Southern District of New York on January 19, 2021 and asserts claims against Anworth, its board of directors, Ready Capital and the Merger Sub. The fourth suit, styled Ken Bishop v. Anworth Mortgage Asset Corporation, et al., No. 1:21-cv-00331 (the “Bishop Lawsuit”), was filed by a purported stockholder of Anworth in the United States District Court for the Eastern District of New York on January 20, 2021 and asserts claims against Anworth and its board of directors. The fifth suit, styled Samuel Carlisle v. Anworth Mortgage Asset Corporation, et al., No. 2:21-cv-00566 (the “Carlisle Lawsuit”), was filed by a purported stockholder of Anworth in the United States District Court for the Central District of California on January 21, 2021 and asserts claims against Anworth and its board of directors. The sixth suit, styled Reginald Padilla v. Anworth Mortgage Asset Corporation, et al., No. 2:21-cv-00702 (the “Padilla Lawsuit”), was filed by a purported stockholder of Anworth in the United States District Court for the Central District of California on January 26, 2021 and asserts claims against Anworth and its board of directors. The seventh suit, styled Antasek et al. v. Anworth Mortgage Asset Corporation, et al., No. 2:21-cv-00917 (the “Antasek Lawsuit”), was filed by a purported stockholder of Anworth in the United States District Court for the Central District of California on February 1, 2021 and asserts claims against Anworth and its board of directors. The eighth suit, styled Sean McGillivray v. Ready Capital Corporation, et al., No. 1:21-cv-01152 (the “McGillivray Lawsuit”), was filed by a purported stockholder of Ready Capital in the United States District Court for the Southern District of New York on February 9, 2021 and asserts claims against Ready Capital and its board of directors. The ninth suit, styled Adam Franchi v. Anworth Mortgage Asset Corporation, et al., No. 2:21-cv-01782 (the “Franchi Lawsuit”), was filed by a purported stockholder of Anworth in the United District Court for the Central District of California on February 25, 2021 and asserts claims against Anworth and its board of directors. The tenth suit, styled Terrance Brodt v. Anworth Mortgage Asset Corporation, et al., No. 2:21-cv-000981 (the “Brodt Lawsuit”, and collectively with the Stein Lawsuit, the Alescio Lawsuit, the Sheridan Lawsuit, the Bishop Lawsuit, the Carlisle Lawsuit, the Padilla Lawsuit, the Antasek Lawsuit, the McGillivray Lawsuit and the Franchi Lawsuit, the “Lawsuits”), was filed by a purported stockholder of Anworth in the United States District Court for the Eastern District of Pennsylvania on March 1, 2021 and asserts claims against Anworth, its board of directors, Ready Capital and Merger Sub.

Each of the Lawsuits alleges that certain of the disclosures in the Proxy Statement are deficient, and seeks preliminary and injunctive relief. Anworth and Ready Capital intend to contest the claims asserted in the Lawsuits. However, in order to avoid further expense and the nuisance created by the Lawsuits, in particular the request for preliminary injunctive relief, and notwithstanding their position that the disclosure of such information is not required by the federal securities laws, Anworth and Ready Capital are making the following supplemental disclosures, which are incorporated in the Proxy Statement by reference:

The disclosure on page 70 of the Proxy Statement is hereby supplemented by revising the fourth paragraph on the page in its entirety as follows:

As a result of the initial outreach by Credit Suisse at the direction of the Anworth Board to five potential counterparties (including “Company B” and “Company C” as described in more detail below), as well as unsolicited, direct inquiries by three other parties, on various dates between May 2020 and August 2020, Anworth entered into mutual confidentiality and non-disclosure agreements with six potential counterparties. The terms of these agreements ranged from one year to two years and none contained any provisions that would preclude such counterparties from making a superior proposal to Anworth. Thereafter, at the direction of the Anworth Board, Mr. McAdams, representatives of Credit Suisse and representatives of these potential counterparties held introductory telephonic meetings to discuss a potential strategic transaction. Following such initial interactions, some of these potential counterparties either declined to further pursue a possible transaction with Anworth or submitted verbal non-binding proposals that did not, in the view of the Anworth Board, form the basis for further constructive discussions.

The disclosure on page 71 of the Proxy Statement is hereby supplemented by adding a new fifth paragraph after the fourth paragraph on the page as follows:

Following the meeting, at the direction of the Anworth Board, Credit Suisse contacted ten additional potential counterparties as a part of the broader marketing process. As a result of the outreach, four of the additional potential counterparties, including Ready Capital, Company D and Company E (defined below), entered into mutual confidentiality and non-disclosure agreements between September and October of 2020. The terms of these agreements ranged from one year to two years. None of these additional mutual confidentiality and non-disclosure agreements contained any provisions that would preclude such counterparties from making a superior proposal to Anworth.

The disclosure on page 96 of the Proxy Statement is hereby supplemented by revising the second paragraph on the page in its entirety as follows:

Credit Suisse then applied a selected range of September 30, 2020 tangible book value (which is referred to in this section as “TBV”) multiples of 0.70x to 0.90x derived from the September 30, 2020 TBV multiples of the selected companies to the September 30, 2020 TBVPS of Anworth. Approximate implied per share equity values for Anworth derived from such selected range of September 30, 2020 multiples were calculated as total implied equity value divided by the total number of fully diluted shares of Anworth Common Stock outstanding as of November 4, 2020 (99,305,604 shares), as provided by the Anworth Manager. This analysis indicated the following approximate implied per share equity value reference ranges for Anworth:

The disclosure on page 109 of the Proxy Statement is hereby supplemented by revising the table and the accompanying footnotes under the subheading “Ready Capital Projections” on the page and that is carried over to page 110 in their entirety as follows:

	For the year ended December 31,
	2021	2022	2023	2024	2025
Core Earnings Per Share(1)	$1.38	$1.24	$1.31	$1.35	$1.38
Book Value per Share (end of period)	$14.79	$14.58	$14.42	$14.27	$14.12
Dividends per Share / Distributed Cash Flows per Share(2)	$1.24	$1.12	$1.18	$1.21	$1.25

(1)	Core earnings is a non-GAAP measure that Ready Capital defines as net income (loss) excluding (i) any unrealized gains or losses on certain MBS, (ii) any unrealized gains or losses on sales of certain MBS, (iii) any unrealized gains or losses on residential mortgage servicing rights and (iv) one-time non-recurring gains or losses, such as gains or losses on discontinued operations, bargain purchase gains, or merger related expenses. Ready Capital believes that providing investors with core earnings gives investors greater transparency into the information used by management in its financial and operational decision-making. However, because core earnings is an incomplete measure of Ready Capital’s financial performance and involves differences from net income computed in accordance with GAAP, it should be considered along with, but not as an alternative to, net income as a measure of financial performance. In addition, because not all companies use identical calculations, Ready Capital’s presentation of core earnings may not be comparable to other similarly-titled measures of other companies.

(2)	Dividends per Share and share repurchases together encompass Distributed Cash Flows per Share. Given that no share repurchases are projected during the forecast period, Distributed Cash Flows per Share are equal to Dividends per Share during the forecast period.

The disclosure on page 112 of the Proxy Statement is hereby supplemented by revising the table and the accompanying footnotes on the page in their entirety as follows:

	For the Year Ended December 31,
	2020E	2021E	2022E	2023E
Core Earnings per Common Share(1)	$0.20	$0.27	$0.32	$0.32
Book Value per Common Share (end of period)	$3.07	$3.11	$3.15	$3.20
Dividends per Common Share / Distributed Cash Flows per Common Share(2)	$0.19	$0.27	$0.32	$0.32

(1)	Core Earnings is a non-U.S. GAAP measure that Anworth defines as net income (loss) to common stockholders, excluding (a) all realized and unrealized gains and losses on securities and derivatives, (b) premium amortization expense, (c) depreciation expense on real property, (d) changes in loss reserves or impairments, and (d) non-recurring expenses such as transaction-related expenses. As defined, Core Earnings includes (i) paydown expense on Agency MBS and (ii) net settlement on interest rate swaps after de-designation. Anworth believes that the presentation of Core Earnings provides investors with greater transparency into its period-over-period financial performance and facilities comparisons to peer REITs. Anworth’s presentation of core earnings may not be comparable to similarly-titled measures used by other companies, which may employ different calculations. As a result, Core Earnings should not be considered a substitute for Anworth’s GAAP net income (loss), as a measure of its financial performance, or any measure of Anworth’s liquidity under GAAP.
(2)	Dividends per Common Share and share repurchases together encompass Distributed Cash Flows per Common Share. Given that no share repurchases are projected during the forecast period, Distributed Cash Flows per Common Share are equal to Dividends per Common Share during the forecast period.

Item 9.01	Financial Statements and Exhibits.

(a)	Not Applicable.

(b)	Not Applicable.

(c)	Not Applicable.

(d)	Exhibits.

	Exhibit 99.1	Complaint filed by Shiva Stein on January 7, 2021 in the United States District Court for the Central District of California.

	Exhibit 99.2	Complaint filed by Giuseppe Alescio on January 12, 2021 in the United States District Court for the Southern District of New York.

	Exhibit 99.3	Complaint filed by Joseph Sheridan on January 19, 2021 in the United States District Court for the Southern District of New York.

	Exhibit 99.4	Complaint filed by Ken Bishop on January 20, 2021 in the United States District Court for the Eastern District of New York.

	Exhibit 99.5	Complaint filed by Samuel Carlisle on January 21, 2021 in the United States District Court for the Central District of California.

	Exhibit 99.6	Complaint filed by Reginald Padilla on January 26, 2021 in the United States District Court for the Central District of California.

	Exhibit 99.7	Complaint filed by Antasek et al. on February 1, 2021 in the United States District Court for the Central District of California.

	Exhibit 99.8	Complaint filed by Sean McGillivray on February 9, 2021 in the United States District Court for the Southern District of New York.

	Exhibit 99.9	Complaint filed by Adam Franchi on February 25, 2021 in the United States District Court for the Central District of California.

	Exhibit 99.10	Complaint filed by Terrance Brodt on March 1, 2021 in the United States District Court for the Eastern District of Pennsylvania.

	Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Important Additional Information about the Proposed Merger and Where to Find It

In connection with the proposed Merger, Ready Capital has filed with the SEC a registration statement on Form S-4 (File No. 333-251863), which was declared effective by the SEC on February 9, 2021. The registration statement includes a prospectus of Ready Capital and a joint proxy statement of Anworth and Ready Capital. Anworth and Ready Capital also expect to file with the SEC other documents regarding the Merger.

STOCKHOLDERS OF ANWORTH AND READY CAPITAL ARE ADVISED TO READ THE REGISTRATION STATEMENT AND THE PROXY STATEMENT (INCLUDING ALL OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS AND SUPPLEMENTS TO THESE DOCUMENTS) CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT ANWORTH, READY CAPITAL, THE PROPOSED MERGER, AND RELATED MATTERS. Stockholders of Anworth and Ready Capital may obtain free copies of the registration statement, the Proxy Statement, and all other documents filed or that will be filed with the SEC by Anworth or Ready Capital at the SEC’s website at http://www.sec.gov. Copies of documents filed with the SEC by Anworth are available free of charge on Anworth’s website at http://www.anworth.com, or by directing a request to its Investor Relations, Attention: John T. Hillman at (310) 255-4438; email: jhillman@anworth.com. Copies of documents filed with the SEC by Ready Capital are available free of charge on Ready Capital’s website at http://www.readycapital.com, or by directing a request to its Investor Relations at (212) 257-4666; email: InvestorRelations@readycapital.com.

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made, except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended (the “Securities Act”), or an exemption therefrom.

Participants in the Solicitation Relating to the Merger

Anworth, its directors and executive officers, and certain other affiliates of Anworth may be deemed to be “participants” in the solicitation of proxies from the stockholders of Anworth in connection with the proposed Merger. Information regarding Anworth, its directors and executive officers and their respective ownership of common stock of Anworth, and the respective interests of such participants in the Merger can be found in the Proxy Statement for Anworth’s special meeting of stockholders, filed by Anworth with the SEC on February 9, 2021. A free copy of the Proxy Statement may be obtained from the sources described above.

Ready Capital and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from the stockholders of Anworth in connection with the proposed Merger. A list of the names of such directors and executive officers and information regarding their interests in the proposed Merger are included in the Proxy Statement for the proposed Merger.

Forward-Looking Statements

This Current Report on Form 8-K includes “forward-looking statements”, as such term is defined in Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended, and such statements are intended to be covered by the safe harbor provided by the same. These forward-looking statements are based on current assumptions, expectations and beliefs of Anworth and Ready Capital and are subject to a number of trends and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. Neither Anworth nor Ready Capital can give any assurance that these forward-looking statements will be accurate. These forward-looking statements generally can be identified by phrases such as “will”, “expects”, “anticipates”, “foresees”, “forecasts”, “estimates” or other words or phrases of similar import. Similarly, statements herein that describe certain plans, expectations, goals, projections and statements about the proposed Merger, including the expected timing of completion of the Merger, and other statements of management’s beliefs, intentions or goals also are forward-looking statements. It is uncertain whether any of the events anticipated by the forward-looking statements will transpire or occur, or if any of them do, what impact they will have on the results of operations and financial condition of the combined companies. There are a number of risks and uncertainties, many of which are beyond the parties’ control, that could cause actual results to differ materially from the forward-looking statements included herein, including, but not limited to, the risk that the Merger will not be consummated within the expected time period or at all; the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement; the possibility that stockholders of Anworth may not approve the Merger Agreement; the possibility that stockholders of Ready Capital may not approve the issuance of Ready Capital common stock in connection with the Merger; the risk that the parties may not be able to satisfy the conditions to the Merger in a timely manner or at all; risks related to disruption of management’s attention from ongoing business operations due to the proposed Merger; the risk that any announcements relating to the Merger could have adverse effects on the market price of common stock of Anworth or Ready Capital; the risk that the Merger and its announcement could have an adverse effect on the operating results and businesses of Anworth and Ready Capital generally; the outcome of any legal proceedings relating to the Merger; the ability to successfully integrate the businesses following the Merger; the ability to retain key personnel; the impact of the COVID-19 pandemic on the business and operations, financial condition, results of operations, and liquidity and capital resources of Anworth or Ready Capital; conditions in the market for mortgage-related investments; changes in interest rates; changes in the yield curve; changes in prepayment rates; the availability and terms of financing; market conditions; general economic conditions; and legislative and regulatory changes that could adversely affect the business of Anworth or Ready Capital. All such factors are difficult to predict, including those risks set forth in Anworth’s annual reports on Form 10-K, quarterly reports on Form 10-Q, and current reports on Form 8-K that are available on its website at http://www.anworth.com and on the SEC’s website at http://www.sec.gov, and those risks set forth in Ready Capital’s annual reports on Form 10-K, quarterly reports on Form 10-Q, and current reports on Form 8-K that are available on Ready Capital’s website at http://www.readycapital.com and on the SEC’s website at http://www.sec.gov. The forward-looking statements included in this Current Report on Form 8-K are made only as of the date hereof. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof. Neither Anworth nor Ready Capital undertakes any obligation to update these forward-looking statements to reflect subsequent events or circumstances, except as required by applicable law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: March 11, 2021	ANWORTH MORTGAGE ASSET CORPORATION

	By:	/s/ Joseph E. McAdams
Chief Executive Officer and President